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                                  EXHIBIT 10.4


         Consent of HJ & Associates, LLC



         We hereby consent to the use of our accounting review report dated August 17, 2000 in this Form 10QSB of Chequemate International, Inc. for the quarter ended June 30, 2000, which is part of this Form 10-QSB and all references to our firm included in this Form 10-QSB.


         /s/  HJ & Associates, LLC
         Key Bank Tower
         50 South Main Street, Suite 1450
         Salt Lake City, UT 84144



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